UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2008

Date of Report (Date of earliest event reported)

APPLIED BIOSYSTEMS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-04389	06-1534213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7 Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 840-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

(a)    On October 22, 2008, we announced financial results for the first quarter of our 2009 fiscal year. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of our press release issued on October 22, 2008, announcing these financial results.

Item 8.01.	Other Events.

The information contained in Item 2.02 above is incorporated by reference into this Item 8.01.

FORWARD LOOKING STATEMENTS

Some statements made by Applied Biosystems Inc. (formerly Applera Corporation, the “Company”) or Invitrogen Corporation (“Invitrogen”) contained in, or incorporated by reference in, this communication are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. Such forward-looking statements include statements regarding our decision to enter into an agreement for a sale of the Company, the ability of the Company and Invitrogen to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the definitive agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by the stockholders of the Company and Invitrogen, as well as of regulatory agencies, the possibility that the anticipated benefits from the merger cannot be fully realized, the possibility that costs or difficulties related to the integration of the Company’s operations and those of Invitrogen will be greater than expected, the impact of competition and other risk factors included in the Company’s and Invitrogen’s reports filed with the SEC. The risks and uncertainties that may affect the operations, performance, development, and results of our business include, but are not limited to, those described under the heading “Risks Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008. We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial. Also, there may be additional risks and uncertainties that could affect our businesses but that are not currently known to us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger contemplated in the Agreement and Plan of Merger, dated as of June 11, 2008, as amended, among Invitrogen, Atom Acquisition, LLC, Atom Acquisition Corporation, and the Company, Invitrogen and the Company have filed a joint proxy statement/prospectus as part of a registration statement on Form S-4 regarding the proposed transaction with the Securities and Exchange Commission, or SEC. The definitive joint proxy statement/prospectus has been mailed to shareholders of both companies. A supplement to the definitive joint proxy statement / prospectus has been filed with the SEC and mailed to stockholders of both companies. Investors and security holders are urged to read the joint proxy statement/prospectus in its entirety, including the supplement thereto, because it contains important information about Invitrogen and the Company and the proposed transaction. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus, including the supplement thereto, and other documents at the SEC’s website at www.sec.gov. The definitive joint proxy statement/prospectus, including the supplement thereto, and other relevant documents may also be obtained free of charge from Invitrogen by directing such requests to: Invitrogen Corporation, Attention: Investor Relations, 5791 Van Allen Way, Carlsbad, CA 92008, and from the Company at: Applied Biosystems Inc., Attention: Investor Relations 850 Lincoln Center Drive, Foster City, CA 94404.

PARTICIPANTS IN THE SOLICITATION

Invitrogen and the Company and their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation is included in the joint proxy statement/prospectus relating to the proposed merger. This document is available free of charge at the Securities and Exchange Commission’s Web site at http://www.sec.gov and from: Invitrogen Investor Relations, telephone: 760-603-7200 or on Invitrogen’s website at http://www.invitrogen.com; or from Applied Biosystems Investor Relations, telephone: (650) 554-2449 or on the Company’s web site at http://www.appliedbiosystems.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press Release issued October 22, 2008, announcing our financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED BIOSYSTEMS INC.

By:	/s/ Dennis L. Winger
Dennis L. Winger
Senior Vice President and Chief Financial
Officer

Dated: October 22, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued October 22, 2008, announcing our financial results.